SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549








                                     Form 10-Q






                      ANNUAL REPORT PURSUANT TO SECTION 13 or 15(D)
                         OF THE SECURITIES EXCHANGE ACT OF 1934






For the Quarter Ended June 30, 2000           Commission file number - 1-7525






                              THE GOLDFIELD CORPORATION





                                     EXHIBITS






August 10, 2000




                        CANCELLATION AND RELEASE AGREEMENT


  This Cancellation and Release Agreement is executed this 12th day of June, 2000, by and between THE GOLDFIELD CORPORATION, a Delaware corporation, hereinafter called "the Company" and JOHN H. SOTTILE, hereinafter called "Employee."
  WHEREAS, the Company and the Employee established an Employee Benefit Agreement dated November 20, 1989, hereinafter called "the Agreement" for the purpose of providing insurance for the benefit and protection of the Employee's family; and
  WHEREAS, the Company purchased Policies Numbered 356435, 286640 and 281682 with Zurich American Life Insurance Company, hereinafter called "the Policies"; and
  WHEREAS, the Employee has not assigned any interest under the Agreement or the Policies, other than to the Company, to any other individual, trust, corporation or entity and the Employee has all the rights and interests under the Agreement by and between the Company and the Employee; and
  WHEREAS, the Employee and the Company have mutually agreed to cancel the Agreement and release each other of all rights and duties under the Agreement,
  IT IS, THERFORE, AGREED as follows:
  1. The recitals heretofore set forth are true and correct and are incorporated in this Cancellation and Release Agreement by this reference.
  2. The Employee and Company hereby terminate and cancel the Agreement between the Company and the Employee.
  3. The Employee represents and covenants that no person, including the current designated beneficiaries of the Policies, and the Employee's heirs, or estate, have a right by contract or otherwise to insist on the continuation of the Policies or the Agreement or to be named a beneficiary of any policy.
  4. The Employee and the Company by the execution of this Cancellation and Release Agreement release each other of any and all rights and duties under the Agreement.
  5. The Employee by his execution of this Cancellation and Release Agreement releases and assigns to the Company all of his right, title and interest in the Agreement and Policies Numbered 356435, 286640 and 281682 with Zurich American Life Insurance Company. The Employee shall execute such documents as the Company may require to release the Employee's rights in the Agreement and the Policies and assign the Employee's rights in the Agreement and the Policies to the Company.
  6. The execution of this Cancellation and Release Agreement is in lieu of the written notice given by the Employee to the Company or by the Company to the Employee under paragraph 7 of the Agreement and the Employee affirmatively waives any rights under paragraph 7 of the Agreement.
  7. The Employee further affirmatively waives and releases all of his rights under paragraph 8 of the Agreement including the right to purchase the Policies or any Policy.
  8. Upon the Employee's execution of this Cancellation and Release Agreement, the Company shall pay the Employee the sum of Two Hundred Forty Thousand Dollars ($240,000.00) in full consideration of the Employee's execution of this Cancellation and Release Agreement and the assignment by the Employee of all of his rights to the Company under the Policies and the Agreement between the Company and the Employee.
  9. This Cancellation and Release Agreement shall be binding upon the Employee, his heirs, beneficiaries and assigns.
 10. This Cancellation and Release Agreement represents the entire agreement between the Company and the Employee and no other agreements, either oral or written, exist between the Company and the Employee.

Signed in the presence of:			COMPANY:
                                                THE GOLDFIELD CORPORATION


   /s/Patricia A. Strange                    	By: /s/  Stephen R. Wherry

Printed Name: Patricia A. Strange  		Title: Vice President


						EMPLOYEE:

  /s/Patricia A. Strange		           /s/ John H. Sottile
						       JOHN H. SOTTILE
Printed Name: Patricia A. Strange




                          CANCELLATION AND RELEASE AGREEMENT


  This Cancellation and Release Agreement is executed this 12th day of June, 2000, by and between THE GOLDFIELD CORPORATION, a Delaware corporation, hereinafter called "the Company" and STEPHEN R. WHERRY, hereinafter called "Employee."
  WHEREAS, the Company and the Employee established an Employee Benefit Agreement dated November 16, 1989, hereinafter called "the Agreement" for the purpose of providing insurance for the benefit and protection of the Employee's family; and
  WHEREAS, the Company purchased Policies Numbered 280499, 286639 and
356436 with Zurich American Life Insurance Company, hereinafter called
"the Policies"; and
  WHEREAS, the Employee has not assigned any interest under the Agreement or the Policies, other than to the Company, to any other individual, trust, corporation or entity and the Employee has all the rights and interests under the Agreement by and between the Company and the Employee; and
  WHEREAS, the Employee and the Company have mutually agreed to cancel the Agreement and release each other of all rights and duties under the Agreement,
  IT IS, THERFORE, AGREED as follows:
  1. The recitals heretofore set forth are true and correct and are incorporated in this Cancellation and Release Agreement by this reference.
  2. The Employee and Company hereby terminate and cancel the Agreement between the Company and the Employee.
  3. The Employee represents and covenants that no person, including the current designated beneficiaries of the Policies, and the Employee's heirs, or estate, have a right by contract or otherwise to insist on the continuation of the Policies or the Agreement or to be named a beneficiary of any policy.
  4. The Employee and the Corporation by the execution of this Cancellation and Release Agreement release each other of any and all rights and duties under the Agreement.
  5. The Employee by his execution of this Cancellation and Release Agreement releases and assigns to the Company all of his right, title and interest in the Agreement and Policies Numbered 280499, 286639 and 356436 with Zurich American Life Insurance Company. The Employee shall execute such documents as the Company may require to release the Employee's rights in the Agreement and the Policies and assign the Employee's rights in the Agreement and the Policies to the Company.
  6. The execution of this Cancellation and Release Agreement is in lieu of the written notice given by the Employee to the Company or by the Company to the Employee under paragraph 7 of the Agreement and the Employee affirmatively waives any rights under paragraph 7 of the Agreement.
  7. The Employee further affirmatively waives and releases all of his rights under paragraph 8 of the Agreement including the right to purchase the Policies or any Policy.
  8. Upon the Employee's execution of this Cancellation and Release Agreement, the Company shall pay the Employee the sum of Ninety Thousand Dollars ($90,000.00) in full consideration of the Employee's execution of this Cancellation and Release Agreement and the assignment by the Employee of all of his rights to the Company under the Policies and the Agreement between the Company and the Employee.
  9. This Cancellation and Release Agreement shall be binding upon the Employee, his heirs, beneficiaries and assigns.
  10. This Cancellation and Release Agreement represents the entire agreement between the Company and the Employee and no other agreements, either oral or written, exist between the Company and the Employee.

Signed in the presence of:			COMPANY:
                                                THE GOLDFIELD CORPORATION

  /s/Patricia A. Strange			By:  /s/John H. Sottile

Printed Name: Patricia S. Strange		Title: President


						EMPLOYEE:

  /s/Patricia A. Strange           		 /s/Stephen R. Wherry
						    STEPHEN R. WHERRY
Printed Name: Patricia A. Strange


                   CANCELLATION AND RELEASE AGREEMENT


  This Cancellation and Release Agreement is executed this 12th day of June, 2000, by and between SOUTHEAST POWER CORPORATION, a Florida corporation, hereinafter called "the Company" and ROBERT L. JONES, hereinafter called "Employee."
  WHEREAS, the Company and the Employee established an Employee Benefit Agreement dated October 18, 1989, hereinafter called "the Agreement" for the purpose of providing insurance for the benefit and protection of the Employee's family; and
  WHEREAS, the Company purchased Policy 280563 with Zurich American Life Insurance Company, hereinafter called "the Policy"; and
  WHEREAS, the Employee has not assigned any interest under the Agreement or the Policy, other than to the Company, to any other individual, trust, corporation or entity and the Employee has all the rights and interests under the Agreement by and between the Company and the Employee; and
  WHEREAS, the Employee and the Company have mutually agreed to cancel the Agreement and release each other of all rights and duties under the Agreement,
  IT IS, THERFORE, AGREED as follows:
  1. The recitals heretofore set forth are true and correct and are incorporated in this Cancellation and Release Agreement by this reference.
  2. The Employee and Corporation hereby terminate and cancel the Agreement between the Company and the Employee.
  3. The Employee represents and covenants that no person, including the current designated beneficiaries of the Policy, and the Employee's heirs, or estate, have a right by contract or otherwise to insist on the continuation of the Policy or the Agreement or to be named a beneficiary of any policy.
  4. The Employee and the Company by the execution of this Cancellation and Release Agreement release each other of any and all rights and duties under the Agreement.
  5. The Employee by his execution of this Cancellation and Release Agreement releases and assigns to the Company all of his right, title and interest in the Agreement and Policy 280563 with Zurich American Life Insurance Company. The Employee shall execute such documents as the Company may require to release the Employee's rights in the Agreement and the Policy and assign the Employee's rights in the Agreement and the Policy to the Company.
  6. The execution of this Cancellation and Release Agreement is in lieu of the written notice given by the Employee to the Company or by the Company to the Employee under paragraph 7 of the Agreement and the Employee affirmatively waives any rights under paragraph 7 of the Agreement.
  7. The Employee further affirmatively waives and releases all of his rights under paragraph 8 of the Agreement including the right to purchase the Policy or any Policy.
  8. Upon the Employee's execution of this Cancellation and Release Agreement, the Company shall pay the Employee the sum of Ninety Thousand Dollars ($90,000.00) in full consideration of the Employee's execution of this Cancellation and Release Agreement and the assignment by the Employee of all of his rights to the Company under the Policy and the Agreement between the Company and the Employee.
  9. This Cancellation and Release Agreement shall be binding upon the Employee, his heirs, beneficiaries and assigns.
  10. This Cancellation and Release Agreement represents the entire agreement between the Company and the Employee and no other agreements, either oral or written, exist between the Company and the Employee.

Signed in the presence of:			COMPANY:
                                                SOUTHEAST POWER CORPORATION


 /s/Patricia A. Strange   		        By: /s/John H. Sottile

Printed Name: Patricia A. Strange  		Title: Chairman


						EMPLOYEE:

 /s/Patricia A. Strange                     	   /s/Robert L. Jones
						      ROBERT L. JONES
Printed Name: Patricia A. Strange




                       CANCELLATION AND RELEASE AGREEMENT


  This Cancellation and Release Agreement is executed this 12th day of June, 2000, by and between ST. CLOUD MINING COMPANY, a Florida corporation, hereinafter called "the Company" and PATRICK S. FREEMAN, hereinafter called "Employee."
  WHEREAS, the Company and the Employee established an Employee Benefit Agreement dated November 30, 1989, hereinafter called "the Agreement" for the purpose of providing insurance for the benefit and protection of the Employee's family; and
  WHEREAS, the Company purchased Policy 281680 with Zurich American Life Insurance Company, hereinafter called "the Policy"; and
  WHEREAS, the Employee has not assigned any interest under the Agreement or the Policy, other than to the Company, to any other individual, trust, corporation or entity and the Employee has all the rights and interests under the Agreement by and between the Company and the Employee; and
  WHEREAS, the Employee and the Company have mutually agreed to cancel the Agreement and release each other of all rights and duties under the Agreement,
  IT IS, THERFORE, AGREED as follows:
  1. The recitals heretofore set forth are true and correct and are incorporated in this Cancellation and Release Agreement by this reference.
  2. The Employee and Corporation hereby terminate and cancel the Agreement between the Company and the Employee.
  3. The Employee represents and covenants that no person, including the current designated beneficiaries of the Policy, and the Employee's heirs, or estate, have a right by contract or otherwise to insist on the continuation of the Policy or the Agreement or to be named a beneficiary of any policy.
  4. The Employee and the Company by the execution of this Cancellation and Release Agreement release each other of any and all rights and duties under the Agreement.
  5. The Employee by his execution of this Cancellation and Release Agreement releases and assigns to the Company all of his right, title and interest in the Agreement and Policy 281680 with Zurich American Life Insurance Company. The Employee shall execute such documents as the Company may require to release the Employee's rights in the Agreement and the Policy and assign the Employee's rights in the Agreement and the Policy to the Company.
  6. The execution of this Cancellation and Release Agreement is in lieu of the written notice given by the Employee to the Company or by the Company to the Employee under paragraph 7 of the Agreement and the Employee affirmatively waives any rights under paragraph 7 of the Agreement.
  7. The Employee further affirmatively waives and releases all of his rights under paragraph 8 of the Agreement including the right to purchase the Policy or any Policy.
  8. Upon the Employee's execution of this Cancellation and Release Agreement, the Company shall pay the Employee the sum of Ninety Thousand Dollars ($90,000.00) in full consideration of the Employee's execution of this Cancellation and Release Agreement and the assignment by the Employee of all of his rights to the Company under the Policy and the Agreement between the Company and the Employee.
  9. This Cancellation and Release Agreement shall be binding upon the Employee, his heirs, beneficiaries and assigns.
  10. This Cancellation and Release Agreement represents the entire agreement between the Company and the Employee and no other agreements, either oral or written, exist between the Company and the Employee.

Signed in the presence of:			COMPANY:
                                                ST. CLOUD MINING COMPANY


 /s/Patricia A. Strange				By: /s/John H. Sottile

Printed Name: Patricia A. Strange   		Title: Chairman


						EMPLOYEE:

 /s/Andrea L. Freeman				    /s/Patrick S. Freeman
						       PATRICK S. FREEMAN
Printed Name: Andrea L. Freeman